SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                December 5, 2001





                               AMEREN CORPORATION
             (Exact name of registrant as specified in its charter)



         Missouri                      1-14756                  43-1723446
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)




                 1901 Chouteau Avenue, St. Louis, Missouri 63103
              (Address of principal executive offices and Zip Code)






       Registrant's telephone number, including area code: (314) 621-3222

ITEM 5. OTHER EVENTS

           On December 5, 2001, the Registrant issued a press release estimating its overall financial exposure resulting from Enron Corp.'s bankruptcy filing. The press release is attached as Exhibit 99 and is incorporated herein by reference.


ITEM 7. EXHIBITS

        (c) Exhibits.

           99  Press release, dated December 5, 2001, issued by the Registrant.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             AMEREN CORPORATION
                                              (Registrant)


                                             By  /s/ Warner L. Baxter
                                                -----------------------------
                                                     Warner L. Baxter
                                                Senior Vice President, Finance
                                                 (Principal Financial Officer)


Date:  December 5, 2001

                                  Exhibit Index
                                  -------------

Exhibit No.                                    Description
----------                                     -----------

  99    - Press release dated December 5, 2001, issued by Ameren Corporation.

                                                                Exhibit 99
[GRAPHIC OMITTED][GRAPHIC OMITTED]

News Release
One Ameren Plaza
1901 Chouteau Avenue
St. Louis, MO 63103

Contact:

Investor:                  Media:
Lynn Barnes                Susan Gallagher
(314) 554-4829            (314) 554-2175



                      AMEREN CORPORATION ESTIMATES EXPOSURE
                  RESULTING FROM ENRON CORP. BANKRUPTCY FILING

St. Louis, Mo., Dec. 5, 2001---Ameren Corporation (NYSE: AEE) today announced that the company estimates its overall financial exposure based on transactions with Enron Corp. (NYSE:ENE) and its affiliates to be less than $10 million on an after-tax basis.

The company's overall financial exposure includes accounts receivable owed to the company from Enron, which is less than $5 million on an after-tax basis. The company's overall financial exposure, based on current market prices, is not considered material to the company's financial position, results of operation, or liquidity. Enron Corp. filed for bankruptcy on Dec. 2, 2001.

With assets of $10 billion, Ameren serves 1.5 million electric customers and 300,000 natural gas customers in a 44,500-square-mile area of Missouri and Illinois.
                                      # # #
Safe Harbor Statement
Statements made in this release, which are not based on historical facts, are "forward-looking" and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such "forward-looking" statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. These statements include (without limitation) statements as to future expectations, beliefs, plans, strategies, objectives, events, conditions, and financial performance. In connection with the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995, the company is providing this cautionary statement to identify important factors that could cause actual results to differ materially from those anticipated. The following factors could cause results to differ materially from management expectations as suggested by such forward-looking statements: the effects of regulatory actions, including changes in regulatory policy; changes in laws and other governmental actions; future market prices for fuel and purchased power, electricity, and natural gas, including the use of financial instruments; business and economic conditions; the impact of the adoption of new accounting standards; interest rates; weather conditions; fuel availability; and legal and administrative proceedings.